   American Safety Insurance Holdings, Ltd.Reports
Fourth Quarter and Year End Earnings

HAMILTON, Bermuda March 16, 2005 — American Safety Insurance Holdings, Ltd. (NYSE: ASI) today reported net earnings of $3.8 million or $0.52 per diluted share for the fourth quarter ended December 31, 2004, as compared to a loss of $582,000 or $0.09 per diluted share for the fourth quarter of 2003. Net earnings for the twelve months ended December 31, 2004 were $14.8 million or $2.01 per diluted share, as compared to $7.4 million or $1.42 per diluted share for the same period in 2003.

Net earnings (loss) are detailed as follows (in thousands):

                                    Quarter Ended               Twelve months Ended
                                      December 31,                    December 31,
                                  2004             2003          2004             2003

       Insurance Operations       $2,853          $2,082        $4,263           $7,076
       Real Estate Operations      2,009           1,220         7,816            2,218
       Other                      (1,109)         (3,884)        2,678           (1,880)
       Net Earnings               $3,753           $(582)      $14,757           $7,414

The increase in net earnings from insurance operations for the fourth quarter of 2004 was due to improved underwriting results in the Company’s core business lines. The insurance results for the quarter include $1.9 million of reserve strengthening for prior accident years. There was no reserve development for the quarter relating to the Company’s excess and surplus business. The increase in net earnings for the quarter from real estate operations was due to the closing of units with higher profit margins at Harbour Village. The $1.1 million net loss from other items resulted from an adverse court ruling in the Principal Management, Inc. rescission litigation, which the Company intends to appeal. Total revenues for the quarter decreased 5% to $53 million compared to the same quarter of 2003 as a result of decreased closings of units at Harbour Village. This decrease was offset, in part, by a 3% increase in net earned premiums in the Company’s core business lines, and a 51% increase in investment income as a result of increases in invested assets. Net cash flow generated from operations increased to $23 million for the quarter from $20 million in the same quarter of 2003.

Net earnings from insurance operations for the twelve months ended December 31, 2004 include reserve strengthening of $14.4 million for prior accident years. The increase in net earnings from real estate operations was due to closings of units at Harbour Village with higher profit margins. Earnings from other items include a $2.6 million payment received by the Company in settlement of an impaired note receivable that was written off in the fourth quarter of 2003. Total revenues for the year ended December 31, 2004 increased 22% to $215 million compared to 2003 as a result of increased net premiums earned, real estate and investment income. Net premiums earned for the year ended December 31, 2004 increased 25% to $136 million from 2003 due to increases in the Company’s core business lines. Investment income increased 69% to $9.8 million compared to 2003 as a result of increased invested assets. Net cash flow from operations increased to $90 million for the year ended December 31, 2004 from $80 million in 2003.

The Company’s book value per share increased 16% to $16.04 at December 31, 2004 from $13.80 at December 31, 2003, due primarily to the Company’s net earnings during the year.

Commenting on the results, Stephen R. Crim, President and Chief Executive Officer of American Safety Insurance Holdings, Ltd., said: “I am encouraged by the improved results in our insurance operations during the fourth quarter and pleased with the contribution to earnings from real estate for the year. During the fourth quarter, we regained momentum in our insurance earnings, which improved by 37% over the same quarter in 2003. Looking ahead, I believe that insurance market conditions in our core lines of business remain favorable for modest premium growth and strong earnings based on a targeted combined ratio of 95% for 2005.”

A conference call to discuss fourth quarter and year end 2004 results is scheduled for Thursday, March 17, 2005 at 9:00 a.m. (Eastern Time), which will be broadcast through the Investor Broadcast Network’s Vcall website at www.vcall.com or the Company’s website at www.americansafetyinsurance.com. A replay will be available on the Company’s website.

American Safety Insurance Holdings, Ltd. is a specialty insurance holding company which, through its subsidiaries, provides innovative insurance solutions in the alternative insurance market for environmental remediation, contracting and other specialty risks. Additional information about the Company can be found at www.americansafetyinsurance.com.

This press release contains forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, including insurance market conditions, future insurance claims and losses, and profitability of the Harbour Village real estate development project. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially, and are subject to change based on various factors, including competitive conditions in the insurance industry, levels of new and renewal insurance business, developments in loss trends, adequacy and changes in loss reserves and actuarial assumptions, timing or collectibility of reinsurance recoverables, market acceptance of new coverages and enhancements, changes in reinsurance costs and availability, potential adverse decisions in court and arbitration proceedings (including the outcome of the Principal Management, Inc. acquisition rescission litigation), and changes in levels of general business activity and economic conditions. With respect to the development of the Harbour Village project, such forward looking statements involve risks and uncertainties which may cause actual results to differ materially, and are subject to change based on various real estate development industry factors, including risks inherent in real estate development and new construction, and litigation. For additional factors, which could influence the results of the Company’s operating and financial performance, see the Company’s filings with the Securities and Exchange Commission.

Contacts:

Cameron Associates
Kevin McGrath
(212) 245-4577

                             American Safety Insurance Holdings, Ltd. and Subsidiaries
                                        Financial and Operating Highlights

                                                        Three Months Ended                          Twelve Months Ended
                                                           December 31,                                 December 31,

                                               2004                 2003                 2004                    2003

INCOME STATEMENT DATA:

Revenues:
     Direct and assumed premiums earned          $ 59,027,141          $ 54,469,923         $ 227,715,755          $184,402,663
     Ceded premiums earned                        (23,426,474)          (19,872,808)          (91,325,127)         (75,068,826)
         Net premiums earned                       35,600,667            34,597,115           136,390,628           109,333,837
     Net investment income                          2,923,261             1,931,451             9,772,722             5,800,536
     Net realized gains                                88,296                24,164               208,135             3,139,907
     Real estate income                            13,900,257            18,677,300            67,967,125            57,555,194
     Other income                                     126,178                42,249               317,784               161,785

   Total revenues                                $ 52,638,659          $ 55,272,279         $ 214,656,394         $ 175,991,259

Expenses:
     Losses and loss adjustment expenses         $ 22,857,780          $ 22,009,364          $ 93,503,285          $ 65,833,743
     Acquisition expenses                           6,449,736             6,994,483            26,528,722            21,817,717
     Payroll and related expenses                   2,534,333             2,388,148            10,297,037             9,048,799
     Real estate expenses                          10,387,602            16,721,714            55,480,408            53,998,892
     Other expenses                                 3,954,341             7,439,912             9,635,383            14,635,404
     Minority interest                                376,366                (9,240)              988,202               311,774
     Expense due to rescission                      1,426,577                65,521              (229,568)              255,145
         Total expenses                          $ 47,986,735          $ 55,609,902          $196,203,469          $165,901,474
         Earnings before income taxes               4,651,924              (337,623)           18,452,925            10,089,785
 Income taxes                                          899,329              244,286             3,035,950             2,675,375
          Net earnings                            $ 3,752,595            $ (581,909)         $ 14,756,975           $ 7,414,410

Net earnings per share:
     Basic                                     $         0.56        $        (0.09)      $          2.15         $        1.45
     Diluted                                   $         0.52        $        (0.09)       $         2.01         $        1.42

Average number of shares outstanding:
     Basic                                          6,739,978             6,182,108             6,863,619             5,105,770
     Diluted                                        7,200,686             6,594,397             7,342,879             5,233,716

GAAP combined ratio                                     98.5%                 99.4%                102.7%                 96.8%

                                                         December 31,           December 31,
BALANCE SHEET DATA:                                         2004                   2003

Total investments, excluding real estate                $ 327,036,980         $ 222,418,973
Total assets                                              584,159,976           514,259,644
Unpaid losses and loss adjustment expenses                321,623,730           230,103,754
Total liabilities                                         475,380,293           418,916,521
Total shareholders' equity                                108,779,683            95,343,123

Book value per share                                    $       16.04         $       13.80

                             American Safety Insurance Holdings, Ltd. and Subsidiaries
                                        Financial and Operating Highlights

                                                        Three Months Ended                          Twelve Months Ended
                                                           December 31,                                 December 31,
                                                     2004                  2003                  2004                   2003

PREMIUM SUMMARY (in Thousands)

Gross Written Premium:
     Environmental                                $ 11,279               $ 9,430              $ 44,157              $ 34,603
     Excess and Surplus                             25,796                29,373                96,905                85,793
     Program Business                               15,780                17,272                77,545                73,690
     Other                                           1,059                 7,021                 2,969                18,581
        Total                                       53,914                63,096               221,576               212,667

Net Written Premium:
     Environmental                                   8,777                 7,831                35,024                27,233
     Excess and Surplus                             20,876                25,721                77,894                73,572
     Program Business                                4,240                 3,497                17,530                15,152
     Other                                             558                 5,899                 1,473                15,521
         Total                                      34,451                42,948               131,921               131,478

Net Earned Premium:
     Environmental                                   8,819                 6,551                32,152                22,446
     Excess and Surplus                             21,648                19,269                79,781                57,379
     Program Business                                4,096                 3,306                16,605                14,068
     Other                                           1,038                 5,471                 7,853                15,441

         Total                                    $ 35,601              $ 34,597             $ 136,391             $ 109,334

                                                                 Exhibit 99
                                                                            Harbour Village Development Status
                                                                         (000)s except references to Condo Units
                                                                                        Unaudited

                                                                      Phase 1                                     Phase 2

                                                                             Townhouses                     The              The

                                                    Marina             Oak                                 Links            Links            Total
                                                    Condos           Hammock          Riverwalk            North            South            Condos        Boat Slips          Total

                  12/31/2004
------------------------------------------------
Planned Number of Condo Units and Boat Slips
                                                       248              18                28                 188               188              670             142               812
Condo Units and Boat Slips under Contract
                                                       248              18                28                 187               182              663             142               805
Value of Pre-sale Contracts (Note 1)
                                                    62,892           8,680            10,916              48,206            52,040          182,734          13,082           195,816
Number of Buildings
                                                         8               4                 6                   4                 4               26
Number of Closed Units
                                                       248              18                28                 187               181              662             142               804

Number of Buildings Complete by Task

  Building Foundation                                    8                4                 6                  4                4

  Vertical Building Completed                            8                4                 6                  4                4

  Interior Finish Completed                              8                4                 6                  4                4

  Certificate of Occupancy Received                      8                4                 6                  4                4

              4th Quarter Actual
------------------------------------------------
Units Closed
                                                        -                -                 -                  -                 28               28              -                 28

Revenue Recognized
  Condos and Boat Slips
                                                       714              172               152                867               10,009           11,914          236            12,150

  Land Sales and Other Revenue                                                                                                                                                  1,747

    Total Revenue                                                                                                                                                              13,900

Gross Profit Recognized
  Condos and Boat Slips
                                                      209              96                61                 759               4,189            5,314           172              5,486

  Land Sales and Other Revenue                                                                                                                                              1,240

    Total Gross Profit                                                                                                                                                          6,726

Other Expense (Income) Items                                                                                                                                                  (3,213)

Pre-Tax Profit                                                                                                                                                                  3,513

             Actual 12/31/2004 YTD
------------------------------------------------
Units Closed
                                                       -                3                 3                  16                181              203             4                 207

Revenue Recognized
  Condos and Boat Slips
                                                    603              2,097             1,364              6,133             52,199           62,396          708               63,104

  Land Sales and Other Revenue                                                                                                                                                  4,860

  Total Revenue                                                                                                                                                                67,967

Gross Profit Recognized
  Condos and Boat Slips
                                                    365              218               149                2,184             14,528           17,444          600               18,044

  Land Sales and Other Revenue                                                                                                                                                  2,530

    Total Gross Profit                                                                                                                                                         20,574

Other Expense (Income) Items                                                                                                                                                   (8,087)

Pre-Tax Profit                                                                                                                                                                  12,487

Note 1 - No assurance can be given that purchasers under binding pre-sale contracts with deposits will close each contemplated transaction.

Note 2 - Other includes net brokerage commissions, advertising, promotion, and other general and administrative costs. These items are not allocated to specific buildings.

The projected results contained above for unit closings,  revenue,  gross profit,  fixed costs and pre-tax profit are forward looking  statements.  With respect to the Company's  development of the Harbour Village property,  such forward looking statements involve risks and uncertainties  which may cause actual results to differ materially,  and are subject to change based on various real estate development  industry factors,  including risks inherent in real estate development and new construction, and litigation.